SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 25, 1998



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                        1-9026                 76-0011617
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                      Identification No.)




             20555 SH 249                                        77070
            HOUSTON, TEXAS                                     (Zip Code)
(Address of Principal Executive Offices)


             ----------------------------------------------------
                                (281) 370-0670

             (Registrant's telephone number, including area code)
             ----------------------------------------------------

         (Former Name or Former Address, if Changed Since Last Report)





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     Item 5.     Other Events.

     On January 25, 1998, Compaq Computer Corporation, a Delaware corporation ("Compaq"), and Digital Equipment Corporation, a Massachusetts corporation ("Digital"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, a newly formed wholly owned subsidiary of Compaq will be merged with and into Digital, with Digital to be the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Digital will become a wholly owned subsidiary of Compaq.

     The foregoing description of the terms of the transactions is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 7.  Exhibits.

Exhibit 2.1 Agreement and Plan of Merger dated as of January 25, 1998 among Digital Equipment Corporation and Compaq Computer Corporation.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPAQ COMPUTER CORPORATION




Dated: February 11, 1998                     By: /s/ Linda S. Auwers
                                                --------------------------
                                                Linda S. Auwers
                                                Vice President and
                                                Associate General Counsel

                          INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION                                SEQUENTIAL
                                                            PAGE NO.


Exhibit 2.1     Agreement and Plan of Merger dated
                as of January 25, 1998 among Digital
                Equipment Corporation and Compaq
                Computer Corporation